Exhibit 10.38

E*TRADE GROUP, INC.

NOTE SECURED BY DEED OF TRUST

$1,600,000.00	February 28, 2000 Menlo Park, California

              FOR VALUE RECEIVED, DENNIS LUNDIEN (“Maker”) promises to pay to the order of E*TRADE Group, Inc, (“Corporation”), at its corporate offices at 4500 Bohannon Drive, Menlo Park, CA 94025, the principal sum of One Million Six Hundred Thousand Dollars ($1,600,000.00), together with all accrued interest thereon (the “Loan”), upon the terms and conditions specified below.

              1. Interest. Interest shall accrue on the unpaid balance outstanding from time to time under this Note at six and two tenths percent (6.2%), compounded annually. All computations of interest shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined below), Maker shall not be obligated to pay, and Corporat ion shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by Corporation in connection with this Note under applicable law.

              2. Principal. The entire principal balance of this Note, together with all accrued and unpaid interest, shall become due and payable in one lump sum on March 1, 2002.

              3. Payment. All payments of principal and interest on the Loan shall be made without offset or deduction and shall be made in immediately available lawful tender of the United States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal. Prepayment of the principal balance of this Note, together with all accrued and unpaid interest, may be made in whole or in part at any time without penalty. Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, “Business Day” means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in San Francisco, California.

              4. Representations and Warranties. Maker represents and warrants to Corporation that this Note does not contravene any contractual or judicial restriction binding on or affecting Maker and that this Note is the legal, valid and binding obligation of Maker enforceable against Maker in accordance with its terms.

              5. Notice. Maker agrees to notify Corporation of the incurrence of any other indebtedness secured by the Collateral (as defined below) prior to the incurrence thereof.

              6. Events of Acceleration. The entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable prior to the specified due date of this Note upon the occurrence of one or more of the following events:

                     a. the failure to make any payment of principal, interest or any other amount payable hereunder when due under this Note or the breach of any other condition, obligation or covenant under this Note;

                     b. the breach of any representation or covenant under the Deed of Trust (as defined below);

                     c. the filing of a petition by or against Maker under any provision of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar law relating to bankruptcy, insolvency or other relief for debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, or appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of Maker; or the insolvency of Maker; or the making of a general assignment for the benefit of creditors by Maker;

                     d. Maker’s death or incapacity;

                     e. any of the documents relating to the Collateral after delivery thereof shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or Maker or any other person shall contest in any manner the validity or enforceability thereof, or Maker or any other person shall deny that it has any further liability or obligation thereunder; or any of the documents relating to the Collateral for any reason, except to the extent permitted by the terms thereof, shall cease to create a valid and perfected first priority lien in any of the Collateral purported to be covered thereby;

                     f. the expiration of the thirty (30)-day period following the date Maker ceases for any reason to remain in Corporation’s employ;

                     g. the incurrence by Maker of any other indebtedness secured by the Collateral which has not been consented to by the Corporation;

                     h. an acquisition of Corporation (whether by merger or acquisition of all or substantially all of Corporation’s assets or outstanding voting stock) for consideration payable in cash or freely-tradable securities; provided, however, that if the Pooling of Interest Method, as described in Accounting Principles Board Opinion No. 16, is used to account for the acquisition for financial reporting purposes, acceleration shall not occur prior to the end of the sixty (60)-day period immediately following the end of the applicable restriction period required under Accounting Series Release Numbers 130 and 135; or

                     i. the occurrence of any event of default under the Deed of Trust securing this Note or any obligation secured thereby.

              7.  Special Acceleration Event. From the date of this Note until the day on which this Note is secured by the Collateral, if Maker sells any shares of the common stock of Corporation acquired through the exercise of one or more employee stock options, the unpaid principal balance of this Note shall become immediately due and payable to the extent of one hundred percent (100%) of the after-tax proceeds realized upon such sale, and Maker shall promptly deliver those after-tax proceeds to the Company to the extent necessary to satisfy the accelerated balance of this Note.

              8.  Late Fee; Default.

              a.  If any payment hereunder is not paid on or before the fifth (5th) business day of the month during which any such payment first became due and payable, Maker shall pay to Corporation a reasonable late or administrative charge in the amount of five percent (5%) of the amount so unpaid.

              b.  Upon and after the occurrence of a default hereunder or any other agreement or instrument evidencing, governing or securing this Loan (an “Event of Default”), the Loan shall bear interest, payable upon demand, at the lessor of twelve percent (12%) or the maximum rate allowed by law (the “Default Rate”).

              c.  If any interest payment hereunder is not paid on of before the fifth (5th) business day of the month during which such payment first became due and payable, any interest so unpaid shall bear interest from the first day of the month during which such payment first became due and payable until paid at the Default Rate. Interest on the amount of interest so unpaid shall be compounded monthly and shall be payable upon demand.

              d.  Maker and Corporation agree that the actual damages and costs sustained by Corporation due to the failure to make timely payments would be extremely difficult to measure and that the charges specified herein represent a reasonable estimate by Maker and Corporation of a fair average compensation for such damages and costs. Such charges shall be paid by Maker without prejudice to the right of Corporation to collect any other

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amounts provided to be paid under this Note or any other agreement or, with respect to late payments, to declare an Event of Default.

              9.  Employment. For purposes of applying the provisions of this Note, Maker shall be considered to remain in Corporation’s employ for so long as Maker renders services as a full-time employee of Corporation, any successor entity or one or more of Corporation’s fifty percent (50%)-or-more owned (directly or indirectly) subsidiaries.

              10.  Security. The obligations of Maker under this Note shall be secured by a deed of trust recorded against real property (the “Collateral”) owned by Maker and                          . The Collateral shall have a fair market value, as reasonably determined by Corporation, of not less than            Dollars ($           ) and otherwise be acceptable to Corporation in its sole and absolute discretion. Within sixty (60) days after the date of this Note, Maker shall provide to Corporation (i) a written description (including address) of the property on which Maker proposes to grant to Corporation a deed of trust (hereinafte r referred to as the “Designated Property”), (ii) a copy of a recent preliminary title report (the “Preliminary Report”) for the Designated Property and all documents listed as exceptions to title in the Preliminary Report and (iii) such other documentation or information regarding the Designated Property as Corporation shall reasonably require. Corporation shall notify Maker in writing as to whether the Designated Property is acceptable to Corporation within twenty (20) days after Corporation receives Maker’s written notice identifying the Designated Property and all of the documentation required in the preceding sentence. Corporation may accept or reject the Designated Property as security for Maker’s obligations under this Loan for any or no reason whatsoever in its sole and absolute discretion. If Corporation notifies Maker that it will accept a lien on the Designated Property as security for Maker’s obligations under this Note, Maker shall execute and deliver to Corpor ation a deed of trust encumbering the Designated Property in the form attached hereto as Exhibit A, If Corporation notifies Maker that it will not accept a lien on the Designated Property as security for Maker’s obligations under this Note, Maker shall provide Corporation with a lien of a deed of trust on other real property acceptable to Corporation in its sole and absolute discretion. If Corporation fails to notify Maker in writing of its acceptance of the Designated Property as security for Maker’s obligations under this Note within the twenty (20) day period referenced above, Corporation shall be deemed to have rejected the Designated Property as security for Maker’s obligations under this Note. In addition, the failure of Maker to execute and deliver to Corporation a deed of trust in the form of Exhibit A, attached hereto, on real property acceptable to Corporation within ninety (90) days after the date of this Note shall constitute a default by Maker hereunder. Maker shall remain personally liable for payment of this Note, and any other assets of Maker, in addition to the Collateral, may be applied to the satisfaction of Maker’s obligations hereunder.

              11.  Collection. Maker agrees to pay on demand all the losses, costs, and expenses (including, without limitation, attorneys’ fees and disbursements) which Corporation incurs in connection with enforcement or attempted enforcement of this Note, or the protection or preservation of Corporation’s rights under this Note, whether by judicial proceedings or otherwise. Such costs and expenses include, without limitation, those incurred in connection with any workout or refinancing, or any bankruptcy, insolvency, liquidation or similar proceedings.

              12.  Waiver. A waiver of any term of this Note, the Deed of Trust or of any of the obligations secured thereby must be made in writing and signed by a duly-authorized officer of Corporation and any such waiver shall be limited to its express terms. No delay by Corporation in acting with respect to the terms of this Note or the Deed of Trust shall constitute a waiver of any breach, default, or failure of a condition under this Note, the Deed of Trust or the obligations secured thereby. No single or partial exercise of any power under this Note shall preclude any other or further exercise of such power or exercise of any other power. Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. Maker agrees to make all payments under this Note without set-off or deduction and regardless of any counterclaim or defense.

              13.  Conflicting Agreements. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

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              14.  Governing Law. This Note shall be construed in accordance with the laws of the State of California. This Note shall be binding on Maker and his successors, assigns, personal representatives, heirs, and legatees, and shall be binding upon and inure to the benefit of Corporation, any future holder of this Note and their respective successors and assigns. Maker may not assign or transfer this Note or any of his obligations hereunder without Corporation’s prior written consent.

              15.  Time of Essence. Time is of the essence with respect to every provision hereof.

/s/ Dennis Lundien
DENNIS LUNDIEN

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EXHIBIT A

DEED OF TRUST

EXHIBIT A

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: E*Trade Group, Inc. c/o Brobeck, Phleger & Harrison LLP One Market Spear Street Tower San Francisco, CA 94105
Attn:

SPACE ABOVE THIS LINE FOR RECORDER’S USE

DEED OF TRUST WITH ASSIGNMENT OF RENTS

              THIS DEED OF TRUST WITH ASSIGNMENT OF RENTS (this "Deed of Trust") is made as of this       day of February, 2000, by Dennis Lundien and                     , husband and wife (collectively, “Trustor”), whose address is                                                                  , to CHICAGO TITLE COMPANY, a California corporation ("Trustee"), for the benefit of E*TRADE GROUP, INC., a Delaware corporation ("Beneficiary").

              Trustor irrevocably grants, transfers and assigns to Trustee in trust, with power of sale that certain property located in                                  , California, more particularly described in Exhibit 1 attached hereto, together with all improvements thereon, rights appurtenant thereto and the rents, issues and profits thereof (collectively, the “Property”), subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits, for the purpose of securing: (i) payment of the sum of One Million Six Hundred Thousand and No/100 Dollars ($1,600,000.00) together with all interest thereon according to the terms of that certain Note Secured by D eed of Trust dated as of February   , 2000 (“Note”) made by Dennis Lundien and payable to the order of Beneficiary, and extensions or renewals thereof; (ii) the performance of each agreement of Trustor incorporated by reference or contained herein or reciting it is so secured; and (iii) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or their successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust. The Property and any and all other collateral pledged as security to Beneficiary are collectively referred to herein as the “Collateral.”

        A.  To protect the security of this Deed of Trust, and with respect to the Property, Trustor agrees:

              (1)  To keep the Property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting the Property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon the Property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of the Property may be reasonably necessary, the specific enumerations herein not excluding the general.

              (2)  To provide, maintain and deliver to Beneficiary insurance policies satisfactory to and with loss payable to Beneficiary. The amount collected under any earthquake, fire or other insurance policy may be applied by Beneficiary to any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to the Note or otherwise.

              (3)  To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney’s fees in a reasonable sum, in any action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary or Trustee to foreclose this Deed of Trust.

              (4)  To pay, at least ten days before delinquency, all taxes and assessments affecting the Property, including assessments on appurtenant water stock; and to pay, when due, all encumbrances, charges and liens, with interest, on the Property or any part thereof, which appear to be prior or superior hereto and all costs, fees and expenses incurred by Beneficiary or Trustee in connection with this Deed of Trust.

              Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge, or lien which in the judgment of either appears to be prior or superior hereto and, in exercising any such powers, pay necessary expenses, employ counsel and pay his or her reasonable fees.

              (5)  To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount then applicable under the Note, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby, any amount demanded by Beneficiary or Trustee not to exceed the maximum allowed by law at the time when said statement is demanded.

B.  It is further agreed:

              (1)  That any award of damages in connection with any condemnation for public use of or injury to the Property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received in the same manner and with the same effect as above provided for disposition of proceeds of insurance.

              (2)  That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

              (3)  That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Beneficiary or Trustee may reconvey any part of the Property, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien or charge hereof.

              (4)  That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The Grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”

              (5)  That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these trusts to collect the rents, issues and profits of the Property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder or under the Note, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Property or any part thereof, in its own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of the Property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

              (6)  That upon default by Trustor in the payment of any indebtedness secured hereby or in performance of any agreement hereunder, or upon the occurrence of any Event of Acceleration or any other default by Trustor in the payment or performance of any obligation reader the Note, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause the Property to be sold, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust, the Note and all documents evidencing expenditures secured hereby.

              After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in said notice for sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at the time of sale. Trustee may postpone the sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of many matters of facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

              After deducting all costs, fees and expenses of Trustee and of this trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of (in the following order of priority): all sums owing under the terms hereof or under the Note, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

              (7)  Beneficiary or any successor in ownership of any indebtedness secured hereby may, from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where the Property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from Trustee’s predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed of Trust is recorded and the name and address of the new Trustee.

              (8)  This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term “Beneficiary” shall mean the owner and holder, including pledgees, of the Note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or the neuter, and the singular number includes the plural.

              (9)  Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

              (10)  Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge thereof does not exceed the maximum allowed by law.

              (11)  The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to him or her at his or her address hereinbefore set forth.

              (12)  This Deed of Trust is further subject to the terms and conditions set forth in Addendum to this Deed of Trust attached hereto and incorporated herein by this reference.

              (13)  This Deed of Trust shall be governed by the laws of the state of California and all applicable federal laws.

              (14)  Any married person who executes this Deed of Trust as a Trustor and who is obligated under the Note or any other instrument relating thereto or hereto agrees that any money judgment which Beneficiary or Trustee obtains pursuant to the terms of this Deed of Trust or any other obligation of fleet married person secured by this Deed of Trust may be collected by execution upon that person’s separate property and any community property of which that person is a manager.

              IN WITNESS WHEREOF, Trustor has executed this Deed of Trust effective as of the date first set forth above.
[name]

[spouse]

STATE OF CALIFORNIA                          )
COUNTY OF                                                 )

        On                                      , 2000 before me,                                              , Notary Public, personally appeared                             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and th at by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.	(SEAL)

Signature of Notary

STATE OF CALIFORNIA                         )
COUNTY OF                                                 )

        On                                      , 2000 before me,                                              , Notary Public, personally appeared                             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and tha t by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.	(SEAL)

Signature of Notary

EXHIBIT 1

Property

ADDENDUM

              THIS ADDENDUM is attached to, and made a part of, that certain Deed of Trust With Assignment of Rents (the “Deed of Trust”) dated February    , 2000 executed by                                   and                               , as Trustor, to CHICAGO TITLE COMPANY, a California corporation, as Trustee, for the benefit and security of E*TRADE GROUP, INC., a Delaware corporation, as Beneficiary. Capitalized terms used herein and not otherwise defined herein shall have the same meaning as in the Deed of Trust.

              In addition to the terms and conditions set forth in the Deed of Trust, the following provisions are hereby incorporated as if fully set forth therein.

              1.  Due on Sale or Encumbrance. If Trustor shall convey or alienate the Property or any part thereof or interest therein, or shall be divested of its title to the Property in any manner, whether voluntary or involuntary, any indebtedness or obligation secured by the Deed of Trust, irrespective of the maturity date expressed in the Note, shall become immediately due and payable at the option of Beneficiary, without demand or notice.

              2.  Hazardous Materials. Trustor represents and warrants that, to the best of its knowledge, no hazardous materials (which shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any environmental laws or regulations or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous) are located at, on, in, under or about the Property and that the Property is in full compliance with all such environmental laws and regulations. Trustor shall comply in all respects with all environmental laws and regulations and will not generate, release, store, handle, process, dispose of or otherwise use any hazardous materials on or about the Property, Trustor shall defend, indemnify and hold harmless Beneficiary and its officers, dire ctors and shareholders from and against any and all claims, demands, penalties, causes of actions, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise arising out of, or in any way related to (i) any breach by Trustor of the provisions of this paragraph, (ii) the release, disposal, spillage, discharge, emission, leakage, generation, release or threatened release of any hazardous materials in, on, under or about the Property, (iii) any personal injury arising out of or related thereto or (iv) any violation of any such environmental laws or regulations. To the extent applicable, Beneficiary shall have all the rights and remedies under California Code of Civil Procedure Sections 564(c) and 726.5 and California Civil Code Section 2929.5.

              3.  Events of Default. In addition to the defaults set forth in the Deed of Trust (which shall be deemed “Events of A cceleration” for purposes of the Note), each of the following events shall also constitute an Event of Default:

                     a.  Trustor shall become insolvent or generally shall not be paying its debts as they become due, as defined in the Bankruptcy Reform Act, Title 11 of the United States Code, as amended from time to time (the “Bankruptcy Code”) or shall file a voluntary petition in bankruptcy seeking to effect a plan or other arrangement with creditors or seek any other relief under the Bankruptcy Code or under any other state or federal law relating to bankruptcy or other relief for debtors;

                     b.  Any court or similar tribunal shall enter a decree or order appointing a receiver, trustee, assignee in bankruptcy or insolvency of Trustor or of the Property or shall enter a decree or order for relief in any involuntary case under the Bankruptcy Code; or

                     c.  The occurrence of any breach, default or failure under any other deed of trust, mortgage or other security agreement or interest encumbering the Property.

                     d.  The failure of Trustor to pay any principal or interest evidenced by that certain Note Secured by Deed of Trust (the “Note”) of even date herewith from Trustor to Beneficiary, within five (5) days of the date so provided for therein;

                     e.   The failure by Trustor to perform or comply with any other material obligation, covenant or condition contained in this Deed of Trust within ten (10) days following written notice from Beneficiary of such failure; or

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                   f.   If any hazardous materials are found in, on, under or about the Property, or if Trustor becomes subject to any proceeding or investigation pertaining to the release by Trustor or any other person of any hazardous materials into the environment or to any violation of any environmental laws and Trustor fails to cure the same within such time as may be provided by applicable law.
“Trustor”

Dennis Lundien

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STATE OF CALIFORNIA                         )
COUNTY OF                                                 )

        On                                      , 2000 before me,                                              , Notary Public, personally appeared                             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and th at by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.	(SEAL)

Signature of Notary

STATE OF CALIFORNIA                         )
COUNTY OF                                                 )

        On                                      , 2000 before me,                                              , Notary Public, personally appeared                             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and tha t by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.	(SEAL)

Signature of Notary

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